                                                                  Exhibit 10(aa)


               AMENDMENT NUMBER ONE, dated as of December 31, 1998 ("Amendment"), to the Amended and Restated Credit Agreement dated as of November 27, 1998 (the "Credit Agreement"), among SUPERIOR/ESSEX CORP., a Delaware corporation (the "Company"), ESSEX GROUP INC., a Michigan corporation ("Essex" and, together with the Company, the "Borrowers"), each of the Guarantors party thereto (the "Guarantors") (which Guarantors shall include Superior TeleCom Inc., a Delaware corporation (the "Parent")), the lending institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), BANKERS TRUST COMPANY, as Administrative Agent, MERRILL LYNCH & CO., as Documentation Agent and FLEET NATIONAL BANK, as Syndication Agent (the "Agents"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

               WHEREAS, the Parent intends to change its fiscal year end to December 31; and

               WHEREAS, in connection with the foregoing the Borrowers have requested that the Agents and the Lenders amend and waive certain provisions of the Credit Agreement; and

               WHEREAS, the Agents and the Lenders have considered and agreed to the Borrowers' requests, upon the terms and conditions set forth in this Amendment; and

               WHEREAS, the consent of the Required Lenders is necessary to effect this Amendment;

               NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION ONE - AMENDMENT

               The Credit Agreement is amended as hereinafter provided in this Section One, effective as of December 31, 1998 (the "Amendment Effective Date").

1.1.     AMENDMENTS TO SECTION 4 (PAYMENTS)_OF THE CREDIT AGREEMENT.

        (a) Section 4.02(b) shall be amended by deleting the text thereof in its entirety and replacing it with the following:

        "(b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrowers shall be required to repay that principal amount of Tranche A Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i), a "Tranche A Term Loan Scheduled Repayment," and each such date, a "Tranche A Term Loan Scheduled Repayment Date"):

    Tranche A Term Loan Scheduled Repayment Date                    Amount
    --------------------------------------------                    ------
    Quarterly Payment Date in March 1999                          $10,500,000
    Quarterly Payment Date in June 1999                            10,500,000
    Quarterly Payment Date in September 1999                       10,500,000

    Quarterly Payment Date in December 1999                        17,125,000
    Quarterly Payment Date in March 2000                           17,125,000
    Quarterly Payment Date in June 2000                            17,125,000
    Quarterly Payment Date in September 2000                       17,125,000

    Quarterly Payment Date in December 2000                        18,750,000
    Quarterly Payment Date in March 2001                           18,750,000
    Quarterly Payment Date in June 2001                            18,750,000
    Quarterly Payment Date in September 2001                       18,750,000

    Quarterly Payment Date in December 2001                        18,750,000
    Quarterly Payment Date in March 2002                           18,750,000
    Quarterly Payment Date in June 2002                            18,750,000
    Quarterly Payment Date in September 2002                       18,750,000

    Quarterly Payment Date in December 2002                        25,000,000
    Quarterly Payment Date in March 2003                           25,000,000
    Quarterly Payment Date in June 2003                            25,000,000
    Quarterly Payment Date in September 2003                       25,000,000

    Quarterly Payment Date in December 2003                        75,000,000
    May 27, 2004                                                   75,000,000"

        (b) Section 4.02(c) shall be amended by deleting the text thereof in its entirety and replacing it with the following:

        "(c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrowers shall be required to repay that principal amount of Tranche B Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i), a "Tranche B Term Loan Scheduled Repay ment," and each such date, a "Tranche B Term Loan Scheduled Repayment Date"):

    Tranche B Term Loan Scheduled Repayment Date                     Amount
    --------------------------------------------                     ------
    Quarterly Payment Date in March 1999                           $1,214,286
    Quarterly Payment Date in June 1999                             1,214,286
    Quarterly Payment Date in September 1999                        1,214,286

    Quarterly Payment Date in December 1999                         1,214,286
    Quarterly Payment Date in March 2000                            1,214,286
    Quarterly Payment Date in June 2000                             1,214,286
    Quarterly Payment Date in September 2000                        1,214,286

    Quarterly Payment Date in December 2000                         1,062,500
    Quarterly Payment Date in March 2001                            1,062,500
    Quarterly Payment Date in June 2001                             1,062,500
    Quarterly Payment Date in September 2001                        1,062,500

    Quarterly Payment Date in December 2001                         1,062,500
    Quarterly Payment Date in March 2002                            1,062,500
    Quarterly Payment Date in June 2002                             1,062,500
    Quarterly Payment Date in September 2002                        1,062,500

    Quarterly Payment Date in December 2002                         1,062,500
    Quarterly Payment Date in March 2003                            1,062,500
    Quarterly Payment Date in June 2003                             1,062,500
    Quarterly Payment Date in September 2003                        1,062,500

    Quarterly Payment Date in December 2003                        37,187,500
    Quarterly Payment Date in March 2004                           37,187,500
    Quarterly Payment Date in June 2004                            37,187,500
    Quarterly Payment Date in September 2004                       37,187,500

    Quarterly Payment Date in December 2004                        63,750,000
    Quarterly Payment Date in March 2005                           63,750,000
    Quarterly Payment Date in June 2005                            63,750,000
    November 27, 2005                                              63,750,000"

1.2.     AMENDMENT TO SECTION 7 (AFFIRMATIVE COVENANTS) OF THE CREDIT AGREEMENT.

        (a) Section 7.10 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

        "7.10. END OF FISCAL YEARS; FISCAL QUARTERS. The Parent will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on or about

December 31st of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on or about March 31st, June 30th and September 30th of each year; PROVIDED that the Parent may change such fiscal year to any other fiscal year period of twelve consecutive months with the consent of the Administrative Agent (which consent shall not unreasonably be withheld)."

1.3.     AMENDMENTS TO SECTION 8 (NEGATIVE COVENANTS) OF THE CREDIT AGREEMENT

        (a) Section 8.02(s) shall be amended by deleting the text thereof in its entirety and replacing it with the following:

               "(s) Investments in the Mexican Subsidiaries to fund their development of certain manufacturing facilities in Mexico in an aggregate amount not to exceed $80,000,000; PROVIDED that until December 31, 2000, the amount of such Investments shall not exceed $40,000,000 in the aggregate; and PROVIDED, FURTHER, that such amount may either be funded (A) through Indebtedness incurred by the Mexican Subsidiaries or
        (B) through intercompany loans, on terms reasonably acceptable to the Administrative Agent, PROVIDED that (i) such intercompany loans shall be secured, on terms reasonably acceptable to the Administrative Agent, with all of the assets of the Mexican Subsidiaries, including those contemplated to be built or constructed; (ii) the Mexican Subsidiaries shall become Guarantors (it being understood that such Guaranty is subject to the last sentence of Section 8.14) and (iii) such secured intercompany loans are pledged to the Administrative Agent, on behalf of the Lenders, on terms acceptable to the Administrative Agent or (C) through the investment of up to $16,000,000 of equity or other similar contributions, or (D) through a combination of (A), (B) and (C); and"

        (b) Section 8.08(a) shall be amended by deleting the text thereof in its entirety and replacing it with the following:

        "8.08. CAPITAL EXPENDITURES. (a) The Company will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures during the period set forth below in excess of the amount set forth below with respect to such period:

                                                               ($ in millions)
                 Period Ending                                     Amount:
                 -------------                                  --------------
                  12/31/1999                                      $68.0
                  12/31/2000                                       50.1
                  12/31/2001                                       47.5
                  12/31/2002                                       50.0
                  12/31/2003                                       50.0
                  12/31/2004                                       50.0
                  12/31/2005                                       50.0"

        (c) Section 8.09 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

        "8.09. MINIMUM CONSOLIDATED EBITDA. The Company will not permit Consolidated EBITDA during any Test Period set forth below to be less than the amount set forth below with respect to such Test Period:

                                                    ($ in millions)
           Test Period Ending:                          Amount:
           -------------------                      ---------------
           01/31/1999                                  $ 36.0
           03/31/1999                                    60.0
           06/30/1999                                   130.0
           09/30/1999                                   180.0
           12/31/1999                                   260.0
           03/31/2000                                   270.0
           06/30/2000                                   280.0
           09/30/2000                                   290.0
           12/31/2000                                   300.0
           03/31/2001                                   300.0
           06/30/2001                                   310.0
           09/30/2001                                   320.0
           12/31/2001                                   330.0
           03/31/2002                                   340.0
           06/30/2002                                   350.0
           09/30/2002                                   355.0
           12/31/2002                                   360.0
           03/31/2003                                   365.0
           06/30/2003                                   370.0
           09/30/2003                                   375.0
           12/31/2003 and the                           380.0
           last day of each
           Fiscal Quarter there-
           after
                                                           "

        (d)  Section 8.10 shall be amended to read as follows:

        "8.10. INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio for any Test Period set forth below to be equal to or less than the ratio set forth below with respect to such Test Period:

           Test Period Ending:                          Ratio:
           -------------------                          ------
           03/31/1999                                   1.75x
           06/30/1999                                   1.75x
           09/30/1999                                   1.80x
           12/31/1999                                   1.85x
           03/31/2000                                   1.90x
           06/30/2000                                   1.95x
           09/30/2000                                   2.00x
           12/31/2000                                   2.05x
           03/31/2001                                   2.10x
           06/30/2001                                   2.15x
           09/30/2001                                   2.25x
           12/31/2001                                   2.35x
           03/31/2002                                   2.50x
           06/30/2002                                   2.75x
           09/30/2002                                   3.00x
           12/31/2002                                   3.00x
           03/31/2003                                   3.25x
           06/30/2003                                   3.25x
           09/30/2003                                   3.50x
           12/31/2003 and the                           3.50x
           last day of each
           Fiscal Quarter there-
           after                                           "

        (e) Section 8.11 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

        "8.11. LEVERAGE RATIO. The Company will not permit the Pro Forma Leverage Ratio at any time during the Test Period set forth below to be equal to or more than the ratio set forth below with respect to such Test Period:

           Test Period Ending:                            Ratio:
           -------------------                            ------
           03/31/1999                                      5.50x
           06/30/1999                                      5.50x
           09/30/1999                                      5.25x
           12/31/1999                                      5.25x
           03/31/2000                                      5.10x
           06/30/2000                                      5.00x
           09/30/2000                                      4.75x
           12/31/2000                                      4.50x
           03/31/2001                                      4.50x
           06/30/2001                                      4.25x
           09/30/2001                                      4.00x
           12/31/2001                                      4.00x
           03/31/2002                                      3.75x
           06/30/2002                                      3.50x
           09/30/2002                                      3.25x
           12/31/2002                                      3.25x
           03/31/2003                                      3.00x
           06/30/2003                                      3.00x
           09/30/2003                                      2.75x
           12/31/2003 and the                              2.75x
           last day of  each
           Fiscal Quarter there-
           after                                           "

1.4.     AMENDMENTS TO SECTION 10 (DEFINITIONS) OF THE CREDIT AGREEMENT.

        (a) Section 10 shall be amended by adding the following new definition in appropriate alphabetical order:

        "'Amendment No. 1' shall mean Amendment Number One dated as of December 31, 1998 to this Agreement."

        (b)    Section 10 shall be further amended as follows:

        "Excess Cash Payment Date" shall be amended by deleting the definition thereof and replacing it with the following:

               "'Excess Cash Payment Date' shall mean the date occurring 90 days after the last day of each fiscal year of the Company (beginning with its fiscal year ended December 31, 1999)."

        "Margin Reduction Period" shall be amended by deleting the definition thereof and replacing it with the following:

        "'Margin Reduction Period' shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to Section 7.01(b) or (c), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 7.01(b) or (c), as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 7.01(b) or
(c), as the case may be; PROVIDED that the first Margin Reduction Period shall commence on the date that the financial statements are delivered for the Company's first fiscal quarter ending March 31, 1999."

        (a) "Pro Forma Leverage Ratio" shall be amended by deleting the definition thereof and replacing it with the following:

        "'Pro Forma Leverage Ratio' shall mean, at any time for the determination thereof, the ratio of (x) Consolidated Debt at such time to (y) Consolidated EBITDA for the Test Period then last ended, with such Pro Forma Leverage Ratio to be determined on a PRO FORMA basis (i) in the case of a Permitted Acquisition, as if such Permitted Acquisition (and any other Permitted Acquisition) that occurred during such Test Period (and the incurrence, assumption and/or repayment of any Indebtedness in connection with any such Permitted Acquisition), as the case may be, had occurred on the first day of such Test Period (and such Indebtedness, if any, had remained outstanding (or had not been outstanding, as the case may be) throughout such Test Period) it being understood that in calculating the Pro Forma Leverage Ratio in connection with each and every Permitted Acquisition, Consolidated EBITDA shall include the results of operations of the Person or assets acquired pursuant to each such Permitted Acquisition on a PRO FORMA basis as if such acquisition had occurred on the first day of the respective Test Period and (ii) in the case of the Transaction, for the first three quarterly Test Periods for which the Pro Forma Leverage Ratio is being tested, Consolidated EBITDA for the purpose of determining the Pro Forma Leverage Ratio shall be calculated (x) for the first such Test Period as the product of Consolidated EBITDA for the fiscal quarter ending March 31, 1999 ("First Quarter EBITDA") times 4, (y) for the second such Test Period as the sum of (1) the product of First Quarter EBITDA times 2 PLUS
(2) the product of the Consolidated EBITDA for the fiscal quarter ending June 30, 1999 ("Second Quarter EBITDA") times 2, and (z) for the third such Test Period as the product of (1) the sum of First Quarter EBIDTA PLUS Second Quarter EBITDA PLUS Consolidated EBITDA for the fiscal quarter ending September 30, 1999 times (2) 1 1/3. On any date pursuant to which the Pro Forma Leverage Ratio is to be calculated and on each date of calculation of Pro Forma Leverage Ratio, the Company shall deliver to the Administrative Agent a certificate of the Company's chief financial officer setting forth in reasonable detail the PRO FORMA calculations required to establish the Pro Forma Leverage Ratio (with such PRO FORMA calculations to be made on a basis reasonably satisfactory to the Administrative Agent and to assume that the interest expense attributable to any Indebtedness (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the date of such Permitted Acquisition (taking into account any Interest Rate Protection Agreement applicable to such Indebtedness if such Interest Rate Protection Agreement has a remaining term in excess of 12 months) had been the applicable rate for the entire period). For purposes of the Pro Forma Leverage Ratio, Consolidated Debt shall not include the Trust Preferred Securities."

        (b) "Test Period" shall be amended by deleting the definition thereof and replacing it with the following:

        "'Test Period' shall mean four consecutive fiscal quarters of the Company (taken as one accounting period) ended, in the case of any determination of Interest Reduction Discount, on the last day of each fiscal quarter or fiscal year of the Company and, in all other cases, ended on the date indicated in the applicable Section hereof; PROVIDED, with respect to the Test Periods ending prior to March 31, 2000, Consolidated EBITDA and the Interest Coverage Ratio shall be measured in accordance with the actual results for the period from November 1, 1998 through such last day of such Test Period."

                  SECTION TWO - REPRESENTATIONS AND WARRANTIES

               The Company and Essex each hereby confirms, reaffirms and restates the representations and warranties made by it in Section 6 of the Credit Agreement and all such representations and warranties are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 7 and 8 of the Credit Agreement or otherwise permitted by consents or waivers. The Company and Essex each hereby further represents and warrants

(which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

               (a) The Company and Essex each has the corporate power and authority to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

               (b) No consent of any person other than all of the Lenders and the Agents parties hereto, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability against the Company or Essex of this Amendment;

               (c) This Amendment has been duly executed and delivered on behalf of each of the Company and Essex by a duly authorized officer or attorney-in-fact of the Company and Essex, as the case may be, and constitutes a legal, valid and binding obligation of each of the Company and Essex, as the case may be, enforceable against each of the Company and Essex in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment; and

               (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company or Essex or (ii) any contractual obligation of either the Company or Essex, other than such violations that would not reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

                          SECTION THREE - MISCELLANEOUS

               (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

               (b) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

               (c) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

               (d) This Amendment shall not constitute a consent or waiver to or modification of any provision, term or condition of the Credit Agreement, other than such terms, provisions, or conditions that are required to consummate the transactions contemplated by this Amendment. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                            SUPERIOR/ESSEX CORP.,
                                              as Borrower and Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            SUPERIOR TELECOM INC.,
                                              as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            SUPERIOR TELECOMMUNICATIONS,
                                              INC., as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            DNE SYSTEMS, INC.
                                              as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            DNE MANUFACTURING & SERVICE
                                              COMPANY, as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            DNE TECHNOLOGIES, INC.,
                                              as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            TEXAS SUT INC.,
                                              as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            ESSEX GROUP, INC.,
                                              as Borrower and Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            ESSEX INTERNATIONAL INC.,
                                              as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            ACTIVE INDUSTRIES, INC.,
                                              as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            DIAMOND WIRE & CABLE CO.,
                                              as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            ESSEX GROUP, INC.,
                                              as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            ESSEX GROUP MEXICO INC.,
                                            as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            ESSEX MEXICO HOLDINGS, L.L.C.,
                                            as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            ESSEX SERVICES, INC.,
                                            as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            ESSEX TECHNOLOGY, INC.,
                                            as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:


                                            ESSEX WIRE CORPORATION,
                                            as Guarantor

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            BANKERS TRUST COMPANY,
                                            as Administrative Agent

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            FLEET NATIONAL BANK,
                                            as Syndication Agent

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            MERRILL LYNCH & CO.,
                                            as Documentation Agent

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            BANKERS TRUST COMPANY,
                                            as Lender

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            FLEET NATIONAL BANK,
                                            as Lender

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            MERRILL LYNCH CAPITAL
                                            CORPORATION, as Lender

                                            By:  ____________________________
                                                   Name:
                                                   Title:

                                            CRESCENT/MACH I PARTNERS, L.P.

                                            By:  TCW Asset Management Company
                                                 its Investment Manager,
                                                 as Lender

                                            By:  ____________________________
                                                   Name:
                                                   Title: